Exhibit                                          Page(s) of this Form or
Number     Exhibit Description                   Report Previously Filed*
_______    ___________________                   ________________________

3          Articles of Incorporation, as         Form 10-QSB for quarter
           amended, and Bylaws                   ended September 30, 1995
                                                 as filed November 6, 1995

4          Instruments defining the rights of    Form 10-QSB for quarter
           Security holders including            ended September 30, 1995
           debentures                            as filed November 6, 1995

10         Material Contracts
           (a) Letter Agreement, dated           Form 8-K
               December 29, 1992 between         filed January 21, 1993
               American Gold Resources
               Corporation and the Registrant

           (b) Assignment of Exploration         Form 8-K
               Agreement dated effective         filed January 21, 1993
               December 30, 1992 (Executed
               January 11, 1993) between the
               Registrant and American Gold
               Resources Corporation

           (c) Exploration Agreement between     Form 8-K
               North Lily Mining Company and     filed January 21, 1993
               American Gold Resources
               Corporation dated June 6, 1991

           (d) Purchase Agreement by and among   Form 10-QSB for the quarter
               Southwestern Gold U.S.A., Inc.,   ended June 30, 1995
               Southwestern Gold Corporation     as filed August 11, 1995
               and the Registrant dated
               May 19, 1995

           (e) Mining Lease dated December 19,   Form 10-KSB for the year
               1995 between the Registrant and   ended December 31, 1995
               Robert A. Lufkin                  as filed March 29, 1996

           (f) 1995 Stock Option Plan**          Proxy Statement dated
                                                 June 13, 1995
                                                 as filed June 14, 1995

           (g) Form of Stock Option Agreement**  Form 10-KSB for the year ended December 31, 1995
                                                 as filed March 29, 1996

           (h) Amendment to Letter Agreement     Filed herewith
               dated December 29, 1992 between
               American Gold Resources
               Corporation and the Registrant

           (i) Heads of Agreement dated          Filed herewith
               November 22, 1996 by and between
               Echo Bay Exploration Inc., and
               the Registrant relating to the
               Jessup Property

28         Common stock certificates             Amendment No. 2 Form 10
                                                 Registration Statement filed
                                                 September 17, 1992

*          Incorporated herein by reference

**         Compensatory plan or arrangement